UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 2024

Legacy Education Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42283	84-5167957
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

701 W Avenue K, Suite 123

Lancaster, CA 93534

(Address of principal executive offices, including ZIP code)

(661) 940-9300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LGCY	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

On December 18, 2024, Legacy Education Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original Form 8-K”) reporting the Company’s completion of the acquisition of substantially all of the assets comprising the postsecondary institution known as Contra Costa Medical Career College, Inc. (the “CCMCC Assets”), pursuant to that certain asset purchase agreement (the “APA”) dated October 22, 2024 by and between among Legacy Education Antioch, LLC, a wholly-owned subsidiary of Legacy LLC (as defined herein) (the “Buyer”), Legacy Education Inc. (the “Company”), Legacy Education, LLC, a wholly-owned subsidiary of the Company (“Legacy LLC” and together with the Company and the Buyer, the “Buyer Parties”), Contra Costa Medical Career College, Inc. (“CCMCC”), Contra Costa Medical Career College Online, Inc. (“CCMCC Online” and together with CCMCC, “Sellers”)and, solely with respect to certain portions of the APA, Stacey Orozco and Bulmaro Orozco, the sole owners CCMCC and CCMCC Online (collectively, the “Owners”).

The Company is filing this amendment to the Original Form 8-K (“Amendment”) to amend and supplement the Original 8-K to include historical financial statements of CCMCC and pro forma financial information as required by Item 9.01(a) and 9.01(b), respectively, of Form 8-K and that were excluded from the Original Form 8-K in reliance on the instructions to such items. Except as noted in this paragraph, no other information contained in the Original Form 8-K is amended or supplemented. This Amendment should be read together with the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired.

The following financial statements are filed as part of this report:

●	audited consolidated financial statements of CCMCC the years ended December 31, 2023 and 2022, the notes thereto and the independent auditor’s report, are filed herewith as Exhibit 99.1 and incorporated herein by reference; and

●	unaudited condensed consolidated financial statements of CCMCC for the nine months ended September 30, 2024 and 2023 and the notes thereto, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro forma financial information.

Unaudited pro forma condensed combined financial information of the Company for the three months ended September 30, 2024 and for the year ended June 30, 2024, giving effect to the acquisition of CCMCC, are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
99.1	Audited combined financial statements of CCMCC for the year ended December 31, 2023
99.2	Unaudited combined financial statements of CCMCC for the nine months ended September 30, 2024
99.3	Unaudited pro forma condensed combined financial statements
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2025	Legacy Education Inc.

/s/ LeeAnn Rohmann
LeeAnn Rohmann
Chief Executive Officer